                                 SCHEDULE 14A
                               (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                     COLONIAL INTERMEDIATE HIGH INCOME FUND
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)

    _______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement no.:


      3)  Filing Party:


      4)  Date Filed:

                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2000


Dear Shareholder:

         The Annual Meeting of Shareholders (Meeting) of Colonial Intermediate High Income Fund (Fund) will be held at the offices of Colonial Management Associates, Inc. (Advisor), One Financial Center, Boston, Massachusetts, on Monday, April 24, 2000, at 10:00 a.m.
Eastern time, to:

      1.       Elect five Trustees;

      2. Approve Amended and Restated Management Agreement providing for a change in the method of calculating the fee payable to the Advisor;

      3.       Ratify the selection of independent accountants; and

      4. Transact such other business as may properly come before the Meeting or any adjournment thereof.

By order of the Board of Trustees,


Nancy L. Conlin, Secretary

April XX, 2000

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

                         ANNUAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT

                               General Information


         The enclosed proxy, which was first mailed on April XX, 2000, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The Advisor will bear the cost of solicitation, which includes the printing and mailing of proxy materials and the tabulation of votes.

         Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On February 1, 2000, the Fund had outstanding 20,268,041.558 shares of beneficial interest. Shareholders of record at the close of business on February 1, 2000 will have one vote for each share held. As of February 1, 2000, The Depository Trust Company (Cede & Company), 7 Hanover Square, New York, New York 10004, owned of record 18,273,994 shares representing 90.16% of the Fund's outstanding shares.

         Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

         Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Advisor at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

 1.      ELECTION OF FIVE TRUSTEES.

         Ms.  Verville  and Messrs.  Grinnell,  Macera,  Moody and Stitzel
(who have each agreed to serve) are proposed for election as Trustees of the Fund. Each will serve three years, or until a successor is elected. The Board of Trustees currently consists of Mses. Collins and Verville and Messrs. Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan. Effective at the end of April, 2000, Mr. Sullivan will retire as a Trustee of the Fund.

         The Board of Trustees is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

                 2001                 2002                2003
                 ----                 ----                ----

                               Mr. Bleasdale       Mr. Grinnell
         Mr. Lowry             Mr. Carberry        Mr. Macera
         Mr. Mayer             Ms. Collins         Mr. Moody
         Mr. Sullivan          Mr. Neuhauser       Mr. Stitzel
                                                   Ms. Verville

The following table sets forth certain information about the Board of Trustees of the Fund:

                                                                        Shares and
                                                                        Percent of
                                                                        Fund
                                                                        Beneficially
                                                                        Owned at
Name                  Trustee   Principal Occupation (1) and          February 1,
(Age)                 since     Directorships                         2000 (2)

Tom Bleasdale         1988      Retired  (formerly   Chairman  of  the
(69)                            Board  and  Chief  Executive  Officer,
                                Shore Bank & Trust Company  -(banking)      -0-
                                from  1992  to  1993).   Director   or
                                Trustee: Liberty Funds, Lemeire Co.

John V. Carberry *    1998      Senior  Vice   President   of  Liberty
(53)                            Financial   Companies,    Inc.   since
                                February,   1998  (Liberty  Financial)      -0-
                                (formerly Managing  Director,  Salomon
                                Brothers--(investment   banking)   from
                                December,   1974  to  January,  1998).
                                Director  or Trustee:  Liberty  Funds,
                                Liberty All-Star Funds.

                                                                        Shares and
                                                                        Percent of
                                                                           Fund
                                                                       Beneficially
Name                  Trustee   Principal Occupation (1) and             Owned at
(Age)                 since     Directorships                           February 1,
                                                                          2000(2)
Lora S. Collins       1992      Attorney   (formerly   Attorney   with
(64)                            Kramer,  Levin,  Naftalis  &  Frankel--      -0-
                                (law)   from   September,    1986   to
                                November,   1996).  Trustee:   Liberty
                                Funds.

James E. Grinnell     1995      Private   Investor   since   November,
(70)                            1988.  Director  or  Trustee:  Liberty      -0-
                                Funds, Liberty All-Star Funds.

Richard W. Lowry      1995      Private  Investor since August,  1987.
(63 )                           Director  or Trustee:  Liberty  Funds,
                                Liberty All-Star Funds.                     -0-


Salvatore Macera      1998      Private Investor  (formerly  Executive
(68)                            Vice  President  of  Itek  Corporation
                                (electronics)   from  1975  to  1981).      -0-
                                Director  or Trustee:  Liberty  Funds,
                                Stein Roe Variable Investment Trust.

William E. Mayer      1994      Partner,   Development   Capital,  LLC
(59)                            (venture   capital)  since   December,
                                1996(formerly    Dean,    College   of
                                Business  and  Management,  University
                                of Maryland-  (higher  education) from
                                October,  1992  to  November,   1996).      -0-
                                Director  or Trustee:  Liberty  Funds,
                                Liberty     All-Star    Funds,     Lee
                                Enterprises,       Johns      Manville
                                Corporation.





                                                                        Shares and
                                                                        Percent of
                                                                           Fund
                                                                       Beneficially
Name                  Trustee   Principal Occupation (1) and             Owned at
(Age)                 since     Directorships                           February 1,
                                                                          2000(2)
James L. Moody, Jr.   1988      Retired  (formerly   Chairman  of  the
(68)                            Board,   Hannaford   Bros.   Co.--(food
                                distributor)  from  May,  1984 to May.
                                1997  and  Chief  Executive   Officer,      -0-
                                Hannaford  Bros. Co. from May, 1973 to
                                May,   1992).   Director  or  Trustee:
                                Liberty     Funds,     UNUM    Product
                                Corporation,    IDEXX    Laboratories,
                                Inc.,  Staples,  Inc.,  Empire Company
                                Limited.

John J. Neuhauser     1992      Academic  Vice  President  and Dean of
(56)                            Faculities,   Boston  College  (higher
                                education)    since    August,    1999      -0-
                                (formerly Dean,  Boston College School
                                of Management from September,  1977 to
                                September,    1999).    Director    or
                                Trustee:    Liberty   Funds,   Liberty
                                All-Star Funds Saucony, Inc.

Thomas E. Stitzel     1998      Business     Consultant      (formerly
(64)                            Professor  of  Finance  from  1975  to
                                1999  and  Dean  from  1977  to  1991,      -0-
                                College  of   Business,   Boise  State
                                University     (higher     education);
                                Chartered      Financial      Analyst.
                                Director  or Trustee:  Liberty  Funds,
                                Stein Roe Variable Investment Trust.

Robert L. Sullivan    1989      Retired  (formerly  Partner,  KPMG LLP
(72)                            (management   consulting)  from  July,
                                1966   to   June,   1985).    Trustee:
                                Liberty Funds.                              -0-





                                                                        Shares and
                                                                        Percent of
                                                                           Fund
                                                                       Beneficially
Name                  Trustee   Principal Occupation (1) and             Owned at
(Age)                 since     Directorships                           February 1,
                                                                          2000(2)
Anne-Lee Verville     1998      Consultant  (formerly General Manager,
(54)                            Global  Education  Industry  from 1994
                                to 1997, and  President,  Applications      -0-
                                Solutions  Division,  IBM  Corporation
                                (global     education    and    global
                                applications)).    Trustee:    Liberty
                                Funds.


* Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act), because of his affiliation with Liberty Financial (the indirect parent company of the Advisor). On February 1, 2000, Mr. Carberry beneficially owned less than 1% of the then outstanding common shares and other securities of Liberty Financial.
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On February 1, 2000, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

         In this Proxy Statement, the "Liberty Funds" means Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII, Liberty Variable Investment Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial New York Insured Municipal Fund, Liberty-Stein Roe Advisor Floating Rate Advantage Fund and Colonial Investment Grade Bond Fund. In this Proxy Statement "Liberty All-Star Funds" means Liberty Funds Trust IX, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

         The following table sets forth certain information about the executive officers of the Fund:

                                                                            Shares and
                                                                            Percent of
                                                                            Fund
                                                                            Beneficially
                Executive                                                   Owned at
Name            Officer                                                     February 1,
(Age)           Since          Office with Fund; Principal Occupation (3)   2000 (4)


Stephen E. Gibson           President  of the  Fund  and  of  the  Liberty
(46)              1998      Funds since June, 1998;  Chairman of the Board
                            since July, 1998, Chief Executive  Officer and
                            President since December,  1996, and Director,
                            since  July,  1996  of the  Advisor  (formerly
                            Executive Vice  President  from July,  1996 to      -0-
                            December,  1996);  Director,  Chief  Executive
                            Officer and  President of Liberty  Funds Group
                            LLC  (LFG)  since  December,   1998  (formerly
                            Director,    Chief   Executive   Officer   and
                            President of The Colonial  Group,  Inc.  (TCG)
                            from  December,   1996  to  December,   1998);
                            Assistant  Chairman  of  Stein  Roe &  Farnham
                            Incorporated   (SR&F)   since   August,   1998
                            (formerly  Managing  Director of  Marketing of
                            Putnam Investments, June, 1992 to July, 1996).

  Joseph R. Palombo         Vice President of the Liberty Funds since
  (46)              1999    April, 1999; Executive Vice President and
                            Director of the Advisor since April, 1999;
                            Executive Vice President and Chief                  -0-
                            Administrative  Officer of LFG since April,  1999
                            (formerly  Chief Operating  Officer, Putnam Mutual
                             Funds from 1994 to 1998).

  Carl C. Ericson           Vice President of the Fund since February,
  (57)               1989   1989; Senior Vice President, Director and
                            Manager of the Taxable Fixed Income Group of        -0-
                            the Advisor  (since March,  1996 formerly Vice
                            President of the Advisor from January, 1992 to
                            March, 1996).


                                                                          Shares and
                                                                          Percent of
                                                                          Fund
                                                                          Beneficially
                 Executive                                                Owned at
Name             Officer                                                  February 1,
(Age)            Since        Office with Fund; Principal Occupation (3)  2000 (4)


Timothy J. Jacoby           Treasurer and Chief  Financial  Officer of the
(47)              1996      Fund and of the Liberty  Funds since  October,
                            1996    (formerly    Controller    and   Chief
                            Accounting  Officer  from  October,   1997  to
                            February,  1998);  Treasurer  since  December,
                            1998 of Liberty  All-Star  Funds;  Senior Vice      -0-
                            President   since   September,   1996  of  the
                            Advisor;  Vice President since December,  1998
                            of LFG (formerly Chief  Financial  Officer and
                            Treasurer  from  December,  1998 to  December,
                            1999 of LFG; Vice  President  Chief  Financial
                            Officer  and  Treasurer  from  July,  1997  to
                            December,  1998 of TCG); Senior Vice President
                            since August,  1998 of SR&F  (formerly  Senior
                            Vice   President,   Fidelity   Accounting  and
                            Custody  Services  from  September,   1993  to
                            September, 1996).

  J. Kevin Connaughton      Controller  and Chief  Accounting  Officer  of
  (35)              1998    the  Fund  and  of  the  Liberty  Funds  since
                            February,  1998;  Controller  since  December,
                            1998   of   Liberty   All-Star   Funds;   Vice      -0-
                            President of the Advisor since February,  1998
                            (formerly   Senior  Tax  Manager,   Coopers  &
                            Lybrand,  LLP  from  April,  1996 to  January,
                            1998;    Vice    President,    440   Financial
                            Group/First Data Investor  Services Group from
                            March, 1994 to April, 1996).




                                                                          Shares and
                                                                          Percent of
                                                                          Fund
                                                                          Beneficially
                Executive                                                 Owned at
Name            Officer                                                   February 1,
(Age)           Since       Office with Fund; Principal Occupation (3)    2000 (4)

Nancy L. Conlin             Secretary  of the  Fund  and  of  the  Liberty
(46)              1998      Funds since April,  1998  (formerly  Assistant
                            Secretary  from  July,  1994 to April,  1998);
                            Director,   Senior  Vice  President,   General
                            Counsel,  Clerk and  Secretary  of the Advisor
                            since April,  1998 (formerly  Vice  President,
                            Counsel,  Assistant  Secretary  and  Assistant      -0-
                            Clerk from July,  1994 to April,  1998);  Vice
                            President  -  Legal,   General  Counsel,   and
                            Secretary   of  LFG   since   December,   1998
                            (formerly  Vice  President  -  Legal,  General
                            Counsel,  Secretary  and  Clerk  of  TCG  from
                            April,  1998  to  December,   1998;  Assistant
                            Clerk from July, 1994 to April, 1998).


(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(4) As of record on February 1, 2000, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

                 Trustees' Compensation, Meetings and Committees

A.       Trustees' Compensation.

         For the fiscal year ended October 31, 1999 and the calendar year ended December 31, 1999, the Trustees received the following compensation for serving as Trustees (5):

                                                               Total Compensation from
                                                               the Fund Complex Paid
                                Aggregate Compensation from    to the Trustees for the
                                the Fund for the Fiscal Year   Calendar Year Ended
Trustee                         Ended October 31, 1999         December 31, 1999 (6)
-------                         ----------------------         ---------------------
Robert J. Birnbaum (7)                    $1,000                    $ 97,000
Tom Bleasdale                              1,176 (8)                 103,000 (9)
John V. Carberry (10)                        N/A                         N/A
Lora S. Collins                              990                      96,000
James E. Grinnell                         $1,032                    $100,000
Richard W. Lowry                           1,000                      97,000
Salvatore Macera                             768                      95,000
William E. Mayer                             999                     101,000
James L. Moody, Jr.                          930 (11)                 91,000(12)
John J. Neuhauser                          1,046                     101,252
Thomas E. Stitzel                            768                      95,000
Robert L. Sullivan                         1,077                     104,100
Anne-Lee Verville                            980 (13)                 96,000 (14)


(5) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(6) At December 31, 1999, the Fund Complex consisted of 51 open-end and 8 closed-end management investment portfolios.
(7) Retired as Trustee of the Fund on  December  31,  1999.
(8) Includes  $540 payable in later years as deferred compensation.
(9) Includes $52,000 payable in later years as deferred compensation.
(10) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.
(11) Total compensation of $930 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.
(12) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.
(13) Total compensation of $980 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.
(14) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

         For the calendar and fiscal year ended December 31, 1999, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Liberty Funds Trust IX (together, Liberty All-Star Funds)(15):

                                    Total Compensation from the
                              Liberty All-Star Funds for the Calendar
Trustee                          Year Ended December 31, 1999 (16)
-------                               ----------------------------

Robert J. Birnbaum (17)                   $25,000
John V. Carberry (17)(18)                     N/A
James E. Grinnell (17)                     25,000
Richard W. Lowry (17)                      25,000
William E. Mayer (17)                      25,000
John J. Neuhauser (17)                     25,000

(15) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(16) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(17)       Elected by the sole Trustee of Liberty Funds Trust IX on December 17,
           1998.
(18) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.


B.       Meetings and Committees.

         During the fiscal year ended October 31, 1999, the Board of Trustees held six meetings.

The Audit Committee of the Liberty Funds, consisting of Messrs. Bleasdale, Grinnell, Lowry, Moody, Neuhauser and Sullivan and as of April, 1999, Mr. Macera and Ms. Verville, all of whom are non-interested Trustees, met three times during the Fund's fiscal year ended October 31, 1999. The Audit Committee recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

         The Compensation Committee of the Liberty Funds, consisting of Ms. Collins and Messrs. Birnbaum, Grinnell, Neuhauser and Stitzel, all of whom are non-interested Trustees, met twice during the Fund's fiscal year ended October 31, 1999. The Compensation Committee reviews compensation of the Board of Trustees.

         The Governance Committee of the Liberty Funds, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan and as of April, 1999, Ms. Verville, met four times during the Fund's fiscal year ended October 31, 1999. The Governance Committee, in its sole discretion, recommends to the Trustees, among other things, nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

         During the Fund's fiscal year ended October 31, 1999, each of the current Trustees attended more than 75% of the combined total of the meetings of the Board of Trustees and the meetings of the committees of which such Trustee is a member.

         If any nominee listed above becomes unavailable for election, the enclosed proxy may be voted for a substitute candidate in the discretion of the proxy holder(s).

                                  REQUIRED VOTE

         A plurality of the votes cast at the Meetings, if a quorum is represented, is required for the election of each Trustee.

                           Description of the Advisor

         The Advisor is a wholly-owned subsidiary of LFG, which in turn is an indirect majority-owned subsidiary of Liberty Financial. Liberty Financial is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Advisor and its affiliates.

2.     APPROVAL OF AN AMENDED AND RESTATED MANAGEMENT AGREEMENT.

A.       Summary.

         The Advisor serves as the Fund's investment advisor under a management agreement dated March 27, 1995 (the "Current Management Agreement"). At a meeting held on June 18, 1999, the Trustees unanimously approved and voted to recommend that shareholders of the Fund approve an amended and restated management agreement (the "New Management Agreement") to change the base amount used to determine the Advisor's management fee. As described more fully below, in addition to paying the Advisor a fee for managing the Fund's assets, the Fund would pay the Advisor a percentage of any additional net income earned by the Fund as a result of the Fund's use of leverage. However, if the Fund's use of leverage generates negative net income to shareholders, then the Advisor would return a portion of its management fee to the Fund. There are no other changes being proposed to be made in the Current Management Agreement.

B.       Use of Leverage by the Fund and Related Risks.

         Leverage. The Fund's investment objective is to seek high current income and total return by investing primarily in lower-rated corporate debt securities. Under normal market conditions, the Fund invests primarily in a professionally managed, diversified portfolio of debt securities rated in the lower categories by established rating agencies (consisting principally of securities rated BBB or lower by Standard & Poor's Rating Group or Baa or lower by Moody's Investors Service, Inc.) or nonrated securities deemed by the Advisor to be of comparable quality. Lower rated securities entail risks that are different and more pronounced than those involved in higher rated securities. The Fund's use of leverage through bank borrowings creates the opportunity for greater total returns but at the same time involves certain substantial risks.

         The  net  proceeds  of  borrowings  are available  for   investment  in
accordance with the Fund's investment objective and policies. If the rate of return on these investments exceeds the interest rate on the borrowings, an enhanced return to the Fund's shareholders should result. For example, the Fund might borrow money at short-term interest rates and invest the proceeds in longer-term portfolio investments that pay a higher rate. Historically, prevailing long-term interest rates have generally been higher than short-term rates. However, there can be no assurance that the historical relationship between short-term and long-term interest rates will continue, nor is the Fund limited to borrowing at short-term rates.

         The Fund utilizes leverage when the Advisor believes that such leverage will benefit the Fund and the shareholders, after taking into account considerations such as the interest rates payable on the borrowings, other costs to the Fund of maintaining the leverage and the anticipated return from the portfolio securities purchased with the proceeds of the borrowings. The issuance, timing, amount and other terms of any such borrowings are subject to the approval and supervision of the Fund's Board of Trustees and the determination by the Board that such leverage is likely to achieve benefits to shareholders.

    Risks of Leverage. The Fund's use of bank borrowings to leverage its portfolio creates special risks not associated with unleveraged funds having similar investment objectives and policies, including a higher volatility of the net asset value of the shares and potentially more volatility in the market value of the shares. Any investment income or gains earned by the Fund on amounts effectively borrowed that is in excess of what the Fund effectively pays as interest will cause the value of and dividends, if any, on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment performance by the Fund on leverage fails to cover the interest on such leverage, the value of the shares may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of "leverage."

    If the Fund's current investment income were not sufficient to meet interest payments on the leverage, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the shares. In addition, a decline in the net asset value of the Fund's investments may affect the ability of the Fund to make dividend payments on its shares and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code").

         Successful use of a leveraging strategy may depend on the Advisor's ability to correctly predict interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

C.       Proposed Leverage Fee Adjustment.

         The form of the proposed New Management Agreement is attached as Exhibit A. Under the terms of the Current Management Agreement, the Advisor is paid a management fee of 0.65% on the Fund's average weekly net assets (the "Base Fee"). The New Management Agreement is substantially similar to the current Management Agreement except for the addition of a separate leverage fee to accompany the Base Fee. The leverage fee will either increase or decrease the total management fee paid by the Fund to the Advisor based on the amount of income generated by the Fund's use of leverage.

         The leverage fee is calculated and paid monthly under the New Management Agreement as follows:

Leverage    (gross income      (%of Fund's total      (interest and other
  fee =      of the Fund)   X   assets represented  -  expenses of         x20%
                                by leverage)           the leverage)


         The gross income of the Fund is the amount of income generated by the Fund's investments. The product of the gross income and the percentage of the Fund's assets represented by leverage equals the gross income generated by the use of leverage. The cost of the leverage (i.e., the interest paid by the Fund and other expenses paid to the Fund) is subtracted from this amount. The resulting figure is the amount of income that is available for distribution to the Fund's shareholders as additional income.

         The Advisor would receive 20% of this additional income, if the leverage generates positive income, but would return to the Fund 20% of the income, if the leverage generates negative income. Positive income is generated if the return on the Fund's investments is greater than the Fund's borrowing costs for the leverage. Negative income is generated if the return on the Fund's investments is less than the Fund's borrowing costs for the leverage.

         It is not possible to predict the effect of the leverage fee adjustment to the Advisor because it will depend on the impact of leverage on the Fund's income.

         The Fund's Board of Trustees determined that it would be appropriate to increase the Advisor's compensation when the Fund's use of leverage increases the shareholders' yield and, conversely, to reduce the Advisor's compensation when the yield is reduced as a result of the leverage. The Board believes that this adjustment is appropriate for the Fund and that providing incentives to the Advisor based on its performance benefits shareholders.

         The New Management Agreement shall take effect immediately upon approval by the Fund's shareholders, if approved. If the New Management Agreement is not approved by the Fund's shareholders, the Current Managment Agreement will continue in full force and effect.

D.       Application of the Leverage Fee Adjustment.

         The application of the leverage fee adjustment is illustrated by the chart below which uses figures from the twelve months ended __________ __, 1999 and assumes that the New Management Agreement was in effect during this period. For illustrative purposes, the chart calculates the leverage fee adjustment once at the end of the twelve month period, although the proposed fee will be calculated monthly.

Net Assets of the Fund                                       $________________
Assets of the Fund from Leverage                             $________________
Percentage of Fund Assets Represented by Leverage            ___%

Gross Income of the Fund                                     $________________
Pro-Rata Leverage Income at ___%                             $________________
Less Expense of Leverage (Interest Paid to Lender)           $________________
Net Leverage Income                                          $________________

Percentage of Net Leverage Income Retained by Advisor        20%
Net Leverage Income Retained by Advisor                      $________________
Net Leverage Income Distributed to Shareholders              $________________


         Set forth below is a chart showing the dollar amount of management fees paid during the twelve months ended __________ __, 1999, under the Current Management Agreement assuming the agreement was in effect for the period. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the Fund under the Current Management Agreement as a percentage of average net assets during the twelve months ended __________ __, 1999. The table also shows the fees and expenses shareholders would have paid if the New Management Agreement had been in effect during this period.

                       DOLLAR  AMOUNT OF  MANAGEMENT  FEES PAID  (twelve  months
                      ended _________ __, 1999)

                                                 New Management Agreement
                                       ----------------------------------------
                           Current                     Leverage Fee
                          Agreement      Base Fee       Adjustment    Total Fee
Amount of Fees Paid
or that would have
been Paid               $___________   $___________   $___________    $________


                               COMPARATIVE FEE TABLE
                      (twelve months ended _________ __, 1999)

Annual Fund Operating Expenses
(as a percentage of average net assets)
                                                 New Management Agreement
                                       ----------------------------------------
                           Current                     Leverage Fee
                          Agreement      Base Fee       Adjustment     Total Fee
Management Fee               0.65%          0.65%          _.__%          _.__%
Other Expenses               _.__%          _.__%          _.__%          _.__%
Total Fund
Operating Expenses           _.__%          _.__%          _.__%          _.__%

Example

         The following example illustrates the expenses on a $1,000 investment under the Current and New Management Agreements, assuming a 5% annual return:


                            1 Year       3 Years       5 Years       10 Years
Current Agreement        $__________   $__________   $__________   $__________
New Agreement:
  Base Fee               $__________   $__________   $__________   $__________
  Leverage Fee           $__________   $__________   $__________   $__________

  Total                  $__________   $__________   $__________   $__________


E.  Considerations by the Board of Trustees.

         The Fund's Board of Trustees first considered the proposal to amend the Current Management Agreement at a meeting on ________ __, 1999. In addition, the Board's Advisory Fees and Expenses Committee met thereafter to consider the proposal. Based upon the evaluation of the materials presented by the Advisor, and with the advice of counsel, at a subsequent meeting on June 18, 1999 the Trustees unanimously approved the fee structure proposed by the Advisor in the New Management Agreement. In reaching its decision to approve the New Management Agreement, the Board of Trustees considered many factors, among others: the benefits, under appropriate market conditions, of leverage to the Fund's shareholders, including potentially higher levels of distributions; the fact that the proposed fee structure would somewhat reduce the possible benefits of the use of leverage; the need of the Advisor to devote personnel and resources to managing the Fund and the additional assets attributable to leverage; and the comparability of the current and proposed structure of the management fee to that of other investment companies that utilize leverage. In addition, the Trustees concluded that the leverage fee adjustment provides a proper incentive for the Advisor and joins its interest with those of the shareholders in seeking good relative investment performance.

         Based upon all of the above considerations, the Trustees determined that the proposed leverage fee adjustment would be fair and reasonable and that its adoption will make it more likely that the objectives of continued levels of good service and investment performance currently and in the future will be achieved.

F. Information Concerning the Advisor and its Affiliates and the Current Management Agreement.

         The Advisor is a wholly-owned subsidiary of LFG, which in turn is an indirect wholly-owned subsidiary of Liberty Financial. Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). As of February 29, 2000, LFC Management Corporation owned 72% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Liberty Financial's, LFC Management Corporation's, Liberty Corporate Holdings, Inc.'s and LFC Holdings, Inc.'s principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's and Liberty Mutual Equity Corporation's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

         The directors of the Advisor are Nancy L. Conlin, Stephen E. Gibson and Joseph R. Palombo. Mr. Gibson is the principal executive officer of the Advisor. The principal occupations of the Advisor's directors are as officers and directors of the Advisor and certain of its affiliates. The address of the directors and officers of the Advisor is One Financial Center, Boston, Massachusetts 02111.

         The following officers of the Fund are officers employees or directors of the Advisor: Stephen E. Gibson is President of the Fund and Chairman of the Board, President, Chief Executive Officer and Director of the Advisor; Joseph R. Palombo is Vice President of the Fund and Executive Vice President and Director of the Advisor; Timothy J. Jacoby is Treasurer and Chief Financial Officer of the Fund and Senior Vice President of the Advisor; J. Kevin Connaughton is Controller and Chief Accounting Officer of the Fund and Vice President of the Advisor; Nancy L. Conlin is Secretary of the Fund and Senior Vice President, General Counsel, Director, Clerk and Secretary of the Advisor; Carl C. Ericson is Vice President of the Fund and Senior Vice President of the Advisor.

         The Current Management Agreement provides that, subject to the Board of Trustees' supervision, the Advisor will manage the assets of the Fund in accordance with its investment policies, purchase and sell securities and other investments on behalf of the Fund and report results to the Board of Trustees periodically. The Current Management Agreement also requires the Advisor to furnish, at its expense (a) office space, supplies, facilities and equipment;
(b) executive and other personnel for managing the affairs of the Fund (excluding custodial, transfer agency, dividend and plan agency services, pricing and certain record keeping services); and (c) compensation to Trustees who are directors, officers or employees of the Advisor or its affiliates. For the fiscal year ended October 31, 1998, the Fund paid the Advisor $846,000 in management fees.

         The Current Management Agreement may be terminated at any time by the Advisor, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund without penalty on 60 days' written notice; shall automatically terminate upon any assignment; and otherwise shall continue in effect from year to year if approved annually (1) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (2) by a majority of the Trustees who are not "interested persons" as defined under the 1940 Act. The Board of Trustees last approved the Current Management Agreement at a meeting held on June 18, 1999. The Fund's shareholders approved the Current Management Agreement at a Special Meeting of Shareholders held on February 15, 1995.

         The Advisor provides bookkeeping and pricing services to the Fund pursuant to a separate Service Contract under which the Advisor is paid a yearly fee of $27,000 plus 0.035% of the Fund's average net assets over $50 million. For these services, the Fund paid the Advisor $55,000 for the fiscal year ended October 31, 1999.

         In addition to the fees described above, the Fund pays all of its expenses not assumed by the Advisor, including, without limitation, fees and expenses of the Independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying shares of the Fund for distribution under federal and state laws and regulations, custodial, auditing and legal expenses, expenses of determining net asset value of the Fund's shares, expenses of providing reports to shareholders, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund also is responsible for such non-recurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board of Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to litigation.

G.       Other Funds Managed by the Advisor.

         In addition to the services provided by the Advisor to the Fund, the Advisor also provides management and other services and facilities to other investment companies with different investment objectives than the Fund. Information with respect to the assets of and management fees payable to the Advisor by another fund having an investment objective similar to that of the Fund, is set forth below:

                                 Total Net Assets     Annual Management Fee
                                 at February 29,      as  a  % of Average
Fund                             2000                 Daily Net Assets
                                 (in millions)
                                -----------------    -------------------------
[Name] Fund                      $XXX


H.       Required Vote.

         Approval of the New Management Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If the New Management Agreement is not approved, the Fund's current Management Agreement will remain in effect. The Fund's ability to borrow money to engage in leverage (or for other purposes) does not depend on approval of the New Management Agreement.

         The Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the New Management Agreement.


3.     RATIFICATION OF INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending October 31, 2000 by unanimous vote of the Board of Trustees, subject to ratification or rejection by the shareholders. Neither PricewaterhouseCoopers LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                                  REQUIRED VOTE

         Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

4. OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.

         As of the date of this Proxy Statement, only the business mentioned in Items 1 through 3 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

         The Meeting is to be held at the same time as the meeting of shareholders of Colonial Municipal Income Fund. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

         If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by April 24, 2000, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

           Compliance with Section 16(a) of the Securities Act of 1934

      Section  16(a) of the  Securities  Exchange Act of 1934,  as amended,  and
Section 30(f) of the 1940 Act, as amended, require the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment advisor and affiliated persons of the Fund's investment advisor (Section 16 reporting persons), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Fund, and on representations that no other reports were required during the fiscal year ended October 31, 1999, the Section 16 reporting persons complied with all Section 16(a) filings applicable to them.

                    Date for Receipt of Shareholder Proposals
         Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 2001 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts 02111 on or before November 27, 2000.

  Shareholders  are  urged to  vote,  sign and mail their proxies immediately.

                                    EXHIBIT A

                    AMENDED AND RESTATED MANAGEMENT AGREEMENT

AGREEMENT dated as of April 24, 2000, between Colonial intermediate high Income Fund, a Massachusetts business trust (Fund), and COLONIAL MANAGEMENT ASSOCIATES, INC., a Massachusetts corporation (Adviser).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Adviser will manage the investment of the assets of the Fund in accordance with its investment policies and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Fund.

2. In carrying out its investment management obligations, the Adviser shall:

        (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures approved by the Board of Trustees; and
        (c) report results to the Board of Trustees.

3. The Adviser shall furnish at its expense the following:

        (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information of the Fund and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by
        Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (1940 Act)); and (c) compensation of Trustees who are directors, officers, partners or employees of the Adviser or its affiliated persons (other than a registered investment company).

4. The Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

5. The Fund shall pay the Adviser monthly a fee at the annual rate of 0.65% of the average weekly net assets of the Fund.

       In addition, the Fund shall pay the Advisor monthly a fee equal to 20% of the Fund's Leverage Income; provided, however, if the Fund's Leverage Income is less than zero then the Advisor shall pay the Fund 20% of the Fund's Leverage Income.
        "Leverage Income" shall mean [to be provided].

6. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Adviser's fee shall be reduced by the excess but not to less than zero.

        Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses and extraordinary expenses, if any. The Adviser may waive its compensation (and, bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Adviser declares to be effective.

7. This Agreement shall become effective as of the date of its execution, and

        (a) unless otherwise terminated, shall continue until two years from its date of execution and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Adviser on sixty days' written notice to the Fund.

8. This Agreement may be amended in accordance with the 1940 Act.

9. For the purpose of the Agreement, the terms "vote of a majority of the outstanding voting securities", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLONIAL INTERMEDIATE HIGH INCOME FUND

By:
Title:


COLONIAL MANAGEMENT ASSOCIATES, INC.

By:
Title:


A copy of the document establishing the Fund is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but only upon the assets of the Fund.

                                     PROXY

                     COLONIAL INTERMEDIATE HIGH INCOME FUND
               This Proxy is Solicited on Behalf of the Trustees


         The undersigned  shareholder  hereby appoints William J. Ballou,  Suzan
M.  Barron,  Nancy L. Conlin,  Stephen E. Gibson  Timothy J. Jacoby, Joseph R.
Palombo and Vincent Pietropaolo,  each  of  them proxies   of  the  undersigned,
with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Intermediate High Income Fund, to be held at Boston, Massachusetts, on Monday, April 24, 2000 and at any adjournments, as follows on the reverse side:

                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE
/SEE REVERSE SIDE/                                           /SEE REVERSE SIDE/


/X/  Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein and, absent direction, will be voted FOR Items 1 and 2 listed below.

1.  ELECTION OF FIVE TRUSTEES.  (Item 1 of the Notice)

Nominees:  James E. Grinnell, Salvatore Macera, James L. Moody, Jr., Thomas E.
           Stitzel, Anne-Lee Verville

/    /  FOR ALL NOMINEES         /    /  WITHHELD FROM ALL NOMINEES

/   /  For all nominees except as noted above

2.  APPROVAL OF AN AMENDED AND RESTATED MANAGEMENT AGREEMENT.
    (Item 2 of the Notice).

         /   /    FOR        /   /    AGAINST          /   /    ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
   (Item 3 of the Notice)
       /   /    FOR        /   /    AGAINST          /   /    ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /    /

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                        Please  sign  exactly  as  name(s)   appear(s)  hereon.
                        Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                        Signature------------------- Date------------------

                        Signature------------------- Date------------------